EXHIBIT 99.1

PRESS RELEASE	Investor/Media Contact:
Raj Denhoy
415-828-1044
rdenhoy@establishmentlabs.com

Establishment Labs Announces Departure of CFO and Appointment of Raj Denhoy as Interim CFO
• Company also announces preliminary second quarter 2021 revenue of $31 million to $32 million

SANTA BARBARA, Calif., July 12, 2021 -- Establishment Labs Holdings Inc. (NASDAQ: ESTA), a medical technology company focused on women’s health, initially in the breast aesthetics and reconstruction market, today announced that Renee Gaeta will step down from her position as Chief Financial Officer for another opportunity outside of the company, effective July 30, 2021 and following the planned release of the company’s second quarter financial results. Raj Denhoy, Head of Strategy and Investor Relations, has been named Interim Chief Financial Officer effective upon Mrs. Gaeta’s departure.

Establishment Labs also announced that preliminary and unaudited revenue for the second quarter of 2021 is expected to be in the range of $31 million to $32 million, representing growth of 196% to 206% over the second quarter of 2020. The company will provide additional detail with its second quarter financial results, currently planned for release on July 29, 2021.

“I am grateful for my time at Establishment Labs,” said Renee Gaeta. “When I joined in 2017, we were a private company excited to achieve $35 million in annual sales. Now, just four years later, we are a public company with more than three times the revenue, an ongoing FDA trial, and we are preparing to build our third facility to meet demand. I have complete faith in Establishment Labs’ ability to achieve its goal of being the global leader in breast aesthetics and reconstruction. It has been a wonderful experience and my decision to leave was not easy, but I am ready for a new challenge closer to my home in California.”

“On behalf of myself, the Board of Directors, and the entire Establishment Labs family, I want to thank Renee for her extraordinary contributions over the past four years,” said Juan José Chacón-Quirós, Founder and CEO of Establishment Labs. “As evidenced by our strong second quarter sales results, she is leaving us with great momentum and in a good financial position. We wish her continued success in all her future endeavors.”

“I am pleased to announce the appointment of Raj Denhoy as our CFO on an interim basis,” Mr. Chacón-Quirós continued. “His knowledge of our business and his extensive experience in finance and medical technology make him a natural choice to support our continued growth. I have enjoyed working with him over the past few months and appreciate his taking on this important role in our company.”

Raj Denhoy joined Establishment Labs in February 2021 as the company’s Head of Strategy and Investor Relations. Prior to joining the company, he was with Jefferies Group, LLC where he was a Managing Director and led the US medical device research team for the previous eleven years, including coverage of Establishment Labs. He covered the medical device industry as an equity research analyst for over twenty years. Mr. Denhoy holds a bachelor’s degree in biology from UC Berkeley, a master’s degree in physiology from Georgetown University, and an MBA from Cornell University.

About Establishment Labs
Establishment Labs Holdings Inc. (NASDAQ: ESTA) is a global medical technology company focused on women’s health, initially in the breast aesthetics and reconstruction market, by designing, developing, manufacturing and marketing an innovative portfolio of silicone gel-filled breast implants, branded as Motiva Implants®, the centerpiece of the MotivaImagine® platform. Motiva Implants® are produced at our two manufacturing sites that are compliant with ISO13485:2016, FDA 21 CFR 820 under the MDSAP program, and are currently commercially available in more than 80 countries through exclusive distributors or the Company’s direct salesforce. In March 2018, Establishment Labs received approval for an investigational device exemption (IDE) from the FDA and initiated the Motiva Implant® clinical trial in the United States in April 2018. In addition to Motiva Implants®, Establishment Labs’ product and technologies portfolio includes the Divina® 3D Simulation System and other products and services. Please visit our website for additional information at www.establishmentlabs.com.

Forward-Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). You can find many (but not all) of these statements by looking for words such as “approximates,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “intends to,” “would,” “will,” “may” or other similar expressions in this press release. In particular, discussions and statements regarding the company’s expectations as to its financial results for the quarter ended June 30, 2021 are forward-looking in nature. Factors, among others, that could cause actual results and events to differ materially from those described in any forward-looking statements include risks and uncertainties relating to: our ability to successfully, timely and cost-effectively develop, seek and obtain regulatory clearance for and commercialize our product offerings; the rate of adoption of our products by healthcare providers or other customers; the success of our marketing initiatives; the safe and effective use of our products; our ability to protect our intellectual property; our future expansion plans and capital allocation; our ability to expand upon and/or secure sources of credit or capital; our ability to develop and maintain relationships with qualified suppliers to avoid a significant interruption in our supply chains; our ability to attract and retain key personnel; our ability to scale our operations to meet market demands; the effect on our business of existing and new regulatory requirements; and other economic and competitive factors. Any statements that refer to projections of our future financial or operating performance, anticipated trends in our business, our goals, strategies, focus and plans, and other characterizations of future events or circumstances, including statements expressing general optimism about future operating results, related to the company’s performance are forward-looking statements. We claim the protection of the safe harbor contained in the Private Securities Litigation Reform Act of 1995. We caution investors that any forward-looking statements presented in this report, or that we may make orally or in writing from time to time, are expressions of our beliefs and expectations based on currently available information at the time such statements are made. Such statements are based on assumptions, and the actual outcome will be affected by known and unknown risks, trends, uncertainties, and factors that are beyond our control. Although we believe that our assumptions are reasonable, we cannot guarantee future performance, and some will inevitably prove to be incorrect. As a result, our actual future results and the timing of events may differ from our expectations, and those differences may be material. Factors that could cause or contribute to these differences include, among others, those risks and uncertainties discussed in the company’s annual report on Form 10-K filed on March 15, 2021, quarterly reports on Form 10-Q, and other filings made by the company with the Securities and Exchange Commission. The risks included in those documents are not exhaustive, and additional factors could adversely affect our business and financial performance. We operate in a very competitive and rapidly changing environment. New risk factors emerge from time to time, and it is not possible for us to predict all such risk factors, nor can we assess the impact of all such risk factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. We are not undertaking any obligation to update any forward-looking statements. Accordingly, investors should use caution in relying on past forward-looking statements, which are based on known results and trends at the time they are made, to anticipate future results or trends.